Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Thrift Plan for Employees of ONEOK, Inc. (the “Plan”) on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Jim Kneale, Chief Financial Officer of ONEOK, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

/s/ JIM KNEALE
Jim Kneale Chief Financial Officer

June 26, 2003

A signed original of this written statement required by Section 906 has been provided to ONEOK, Inc. and will be retained by ONEOK, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.